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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                January 16 , 2008
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                Date of Report (Date of earliest event reported)


                                AptarGroup, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                        1-11846              36-3853103
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(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424.
                                                            ------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e)

         On January 16, 2008, the Compensation Committee of the Board of Directors increased the annual salaries of Peter Pfeiffer to $800,000 from $550,000 and Stephen J. Hagge to $600,000 from $420,000. The salary increases are to be effective from January 1, 2008, the date on which the executives assumed new roles and responsibilities. On January 1, 2008, Peter Pfeiffer became the Company's President and Chief Executive Officer and Stephen J. Hagge became the Company's Chief Operating Officer while maintaining the role of Executive Vice President and Chief Financial Officer.



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AptarGroup, Inc.

Date:  January 22, 2008            By:  /s/ Stephen J. Hagge
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                                        Stephen J. Hagge
                                        Executive Vice President, Chief
                                        Operating Officer and Chief Financial
                                        Officer